INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
INCOME TAXES
Loss for the year	$ (3,912,888)	$ (43,450)
Total income tax expense	0	0
Loss excluding income tax	(3,912,888)	(43,450)
Income tax expense (recovery) using the Company's tax rate	(1,056,000)	(12,000)
Non-deductible expenses and other	133,000	154,000
Temporary difference booked to reserve	(3,000)	(13,000)
Deferred income tax assets not recognized	$ 926,000	$ (129,000)